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                                                                   Exhibit 10.37

                               [LIGHTBRIDGE LOGO]

                             FY 2007 INCENTIVE PLAN

                                JANUARY 1, 2007


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                         2007 LIGHTBRIDGE INCENTIVE PLAN
I.    OBJECTIVE

      THE OBJECTIVE OF THE LIGHTBRIDGE INCENTIVE PLAN (THE "PLAN") is to reward eligible members of the business unit team for their contributions to the success of Lightbridge, Inc. (the "Company"). The Lightbridge Incentive Plan is the incentive plan for eligible employees of the Company ("Participants") for the 2007 fiscal year.

II.   PURPOSE

      The Plan is aimed at motivating Participants to achieve key business objectives or to achieve the financial or operating performance of Lightbridge.

III.  BONUS PLAN ELEMENTS

            A.    EFFECTIVE DATE
                  This Plan is effective for the calendar year 2007 beginning January 1, 2007 through December 31, 2007. Business objectives and performance goals will reflect the entire plan year.

            B.    ELIGIBILITY, INTERPRETATION
                  Participants in this Plan are selected by the Chief Executive Officer ("CEO"), or, in the case of the CEO, the Compensation Committee.

                  All Participants must be employed in an eligible role prior to October 1st of the Plan year to qualify for any pro-rata bonus payout. Participants have no rights under any other incentive plans.

                  A Participant must be employed in a bonus eligible position at least for the stated timeframe above for a bonus payout and be employed on the final day of the applicable Plan year to be eligible.

                  Elements not addressed in this plan will be managed or interpreted at the discretion of the CEO or CEO's designee or, in the case of a matter affecting the CEO, the Compensation Committee of the Board of Directors.

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                  The Company will issue all Participants a notice of their
                  eligibility and their individual Plan components by providing a document in the form of Appendix A to each eligible Participant.

            C.    2007 ANNUAL BONUS PERCENTAGE TARGETS
                  A Participant's bonus target is based on market indicators for the Participant's role and is set as a percentage of the Participant's 2007 annual base salary. The
                  Participant's 2007 annual base salary, including any base adjustments approved during the first quarter of the year, represents the basis for the bonus calculation.

            D.    PLAN GOALS AND MEASUREMENT

                  For purposes of the Plan, all Participants are grouped into designated business units or the Company.

                  FINANCIAL PERFORMANCE - For each of the business units or the Company, financial performance is measured by revenue and EBITDA. In order for a Participant to receive a bonus, revenue and EBITDA for the business unit or Company, as the case may be, must exceed minimum amounts as described in Paragraph E below.

                  EBITDA is defined as earnings before interest, taxes, depreciation, amortization, share-based compensation, restructuring, and asset impairment charges. In the event of an acquisition, divestiture or other significant non-cash or non-recurring expenditure, the EBITDA metric may be adjusted. Payout under this Plan requires that Lightbridge, Inc. meet certain minimum EBITDA performance, as described in Paragraph E below.

                  INDIVIDUAL PERFORMANCE - A portion of the bonus pool will be based on, and individual payouts will be calculated according to, performance against pre-determined management goals and objectives (MBOs). Individual MBOs will be weighted to reflect their relative importance to Company's overall business plan and will be reviewed on a quarterly basis by the Business Unit President/GM or the CEO, as the case may be. All individual MBOs must be documented in writing and approved by the Business Unit President/GM, or in case of the Business Unit President/GM or other Company personnel, the CEO, or in the case of the CEO, the Compensation Committee.

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            E.    BONUS PAYMENTS
                  Once the applicable financial threshold performance is achieved, payouts will be determined as provided below. The percentage of the Participant's total bonus pool allocated to each performance element is set forth on Appendix A.

                  The payments for performance at threshold and between threshold and target (100%) will be calculated according to the schedule below:

                  -     FY 2007 Budgeted Business Unit or Company Revenue

                        - 90% of budgeted business unit or Company revenue funds a 50% pool.

                        - 90.1-100% of budgeted business unit or Company revenue funds a pool that is interpolated on a straight line from the 50% level up to 100%.

                              Ninety per cent (90%) of Business Unit or Company Revenue goal must be achieved to fund this pool.

                  -     FY 2007 Business Unit or Company EBITDA

                        - 90% of budgeted business unit or Company EBITDA funds a 50% pool.

                        - 90.1%-100% of budgeted EBITDA funds a pool that is interpolated on a straight line from the 50% level up to 100%.

                              Ninety per cent (90%) of Business Unit or Company EBITDA goal must be achieved to fund this pool.

                  -     MBO Achievement

                        - Business unit or Company EBITDA attainment of 50% of FY 2007 budget will fund a 25% pool.

                        - Business unit or Company EBITDA attainment of 50.1% -100% of FY 2007 budget will fund a pool that is interpolated on a straight line beyond the 25% level up to 100%.

                              Fifty per cent (50%) of FY 2007 Business Unit or Company EBITDA target must be achieved to fund this element of the bonus pool.

                  The metrics above may be adjusted for an acquisition, divestiture, or other significant non-cash or non-recurring expenditures.

            F.    PLAN PAYMENT

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      Payments under the Plan will be determined after the Company's financial results for FY 2007 are publicly released, which is typically within the first quarter of the following year.

G.    CHANGES IN PLAN
      The Company reserves the right to modify or terminate the Plan in total or in part, at any time. Any such modification or termination must be approved by the Compensation Committee and must be in writing and signed by the CEO or Compensation Committee designee.

H.    ENTIRE AGREEMENT
      This Plan is the entire agreement between Lightbridge and the executive regarding the subject matter of this Plan and supersedes all prior compensation, bonus or incentive plans or any written or verbal representations regarding the subject matter of this Plan. This Plan does not affect any existing employment agreements or employee retention agreements between Plan participants and Lightbridge.

J.    EMPLOYMENT AT WILL
      Except as may be set forth in any applicable employment agreements or employee retention agreements between the participants and Lightbridge, the employment of all Plan participants is for an indefinite period of time and is terminable at any time by either party, with or without cause being shown or advance notice by either party. This Plan shall not be construed to create a contract of employment for a specified period of time between Lightbridge and any plan participant.

K.    PLAN ACCEPTANCE

      I have read the complete 2007 Plan and understand its content. My signature below acknowledges receipt of the Plan.

      Participant Signature:__________________________  Date:___________

      Print Name:_____________________________________

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                                   APPENDIX A

                       FY 2007 LIGHTBRIDGE INCENTIVE PLAN

                          PARTICIPANT INFORMATION FORM

Participant Name:____________________________________

Job Title:_______________

Business unit group or
Company:_______________________

Target Bonus Percentage:______

THE TARGET PAYOUT IS ALLOCATED AS FOLLOWS:

Business Unit or Company Revenue:______%

Business Unit or Company EBITDA:______%

Individual/MBO:______%

FOR UPSIDE ELIGIBLE EMPLOYEES ONLY

You are also eligible for an incremental bonus if FY 2007 Total Company Operating Income exceeds budget. The bonus pool will be funded as follows and interpolated on a straight line basis:

PERFORMANCE                   ABOVE BUDGET           FUNDING $ TO POOL
                              (PERCENT OF FUNDING)
On budget                               0%           none
$1.00 to $2,000,000                     5%           Up to $100,000
$2,000,000.01 to $8,000,000            10%           Up to $600,000

Maximum Incremental Bonus Pool is $700,000.

The incremental bonus pool will be distributed on an individual basis according to the Participant's actual bonus as a percent of the total incremental bonus pool.

NOTE: Budgeted Company Operating Income will be adjusted accordingly for any acquisitions or divestitures.
      Total Company Operating Income is defined as Company Operating Income before share-based compensation, restructuring and asset impairment charges.

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